March 11, 2016

Northstar Healthcare Acquisitions, L.L.C.
11700 Katy Freeway, Ste. 300
Houston, TX 77079
Attention: Matt Maruca

VIA FACSIMILE

            Re:      Notice of Events of Default

Gentlemen:

            Reference is made to that certain Credit Agreement, dated as of March 31, 2015, as amended by that certain First Amendment to Credit Agreement, dated as of April 30, 2015, that certain Second Amendment to Credit Agreement and Conditional Waiver, dated as of July 30, 2015, and that certain Third Amendment to Credit Agreement, dated as of November 30, 2015 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (“Borrower”), the other persons from time to time party thereto as Credit Parties, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”and individually, each a “Lender”), and HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company (as the successor in interest to GENERAL ELECTRIC CAPITAL CORPORATION), as administrative agent for the Lenders (in such capacity, the “Agent”), and as a Lender and Swingline Lender. All capitalized terms used in this letter (this “Waiver Letter”) and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

            Agent and the Lenders have been made aware that certain Events of Default have occurred and are continuing under the Credit Agreement as of the date hereof as listed in Exhibit A attached hereto (all such existing Events of Default, collectively, the “Designated Defaults”). In consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and the undersigned Lenders hereby waive the Designated Defaults.

            Except for the limited waiver expressly set forth herein, the Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect. Nothing in this Waiver Letter shall be deemed to permanently modify the provisions of the Credit Agreement or any other Loan Document through course of conduct, course of dealing or otherwise.

            No oral representations or course of dealing on the part of Agent, any Lender or any of its officers, employees or agents, and no failure or delay by Agent or any Lender with respect to the exercise of any right, power, privilege or remedy under any of the Credit Agreement, the other Loan Documents or applicable law shall operate as a waiver thereof. Agent hereby notifies the Borrower and each other Credit Party that Agent intends to enforce all of the provisions of the Credit Agreement and the other Loan Documents and expects that the Borrower and each other Credit Party will strictly comply with the terms of the Credit Agreement and the other Loan Documents from and after this date.

            This Waiver Letter shall not become effective until signed by Agent and the Required Lenders and accepted and agreed to in writing by the Borrower. This Waiver Letter is a Loan Document and contains the complete and entire understanding of the parties with respect to the subject matters hereof. By signing below, the Borrower acknowledges and agrees that the failure by the Borrower or any other Credit Party to comply or ensure compliance by the other Credit Parties with any term or provision of this Waiver Letter shall constitute an Event of Default under the Credit Agreement.

            THIS WAIVER LETTER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Waiver Letter may be executed in identical counterparts, each of which shall constitute an original.

[remainder of page intentionally blank; signature page to follow]

Very truly yours,

HEALTHCARE FINANCIAL SOLUTIONS,
LLC, as Agent, Lender, and Swingline Lender

By: /s/ R. Hanes Whiteley
Name: R. Hanes Whiteley
Its: Duly Authorized Signatory

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
NOTICE OF EVENTS OF DEFAULT LETTER
SIGNATURE PAGE

ACCEPTED AND AGREED:

BORROWER:

NORTHSTAR HEALTHCARE ACQUISITIONS,
L.L.C.

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
NOTICE OF EVENTS OF DEFAULT LETTER
SIGNATURE PAGE

EXHIBIT A

See attached.